                                                            Exhibit
20.1

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-1 Supplement, dated as of September
9, 1996
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

------------------------

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class A
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class A distributions                            $
4,519,756.94

----------------
2.     Class A principal distributions                        $
          0

----------------
3.     Class A interest distributions                         $
4,519,756.94

----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
950,000,000.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.





                                       AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

_________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-2 Supplement, dated as of September
9, 1996
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1995.

------------------------

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class A
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class A distributions                            $
1,419,541.67

----------------
2.     Class A principal distributions                        $
          0

----------------
3.     Class A interest distributions                         $
1,419,541.67

----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
300,000,000.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

_________________________________
                                             Name:
                                             Title:

                                                           Exhibit
20.2

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1992-1 Supplement, dated as of August 3, 1992 (as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    November 30,
1996.

______________________


       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 151,565.26

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 151,565.26

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
29,100,529.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

-------------------------
                                              Name:   Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1992-2 Supplement, dated as of August 3, 1992 (as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

__________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 164,903.00

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 164,903.00

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
29,100,529.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer




                                          By: \s\ Jay Stevelman

----------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1993-1 Supplement, dated as of September
9, 1993
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 160,052.91

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 160,052.91

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
34,920,635.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

------------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-1 Supplement, dated as of September
1, 1994
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

__________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 106,944.44

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 106,944.44

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
17,460,317.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

------------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-2 Supplement, dated as of September
1, 1994
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

___________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 112,764.55

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 112,764.55

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
17,460,317.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.




                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

------------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-3 Supplement, dated as of September
1, 1994
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

____________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 115,674.60

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 115,674.60

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
17,460,317.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.



                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

-----------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-1 Supplement, dated as of September
9, 1996
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

____________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 468,581.08

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 468,581.08

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
77,027,027.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.



                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

-----------------------------
                                              Name:    Jay
Stevelman
                                             Title:

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-2 Supplement, dated as of September
9, 1996
(as supplemented, the "Agreement"), between TRS, American Express
Receivables
Financing Corporation ("RFC"), as Transferor, and the Bank of New
York, as
Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement.  This
Payment Date
       Statement is delivered pursuant to Section 5.02 of the Agreement.
       References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      November 30,
1996.

____________________________

       Information Regarding the Current Interest Payment Date,
Special
       Payment Date or Expected Final Payment Date to Class B
Certificate
       holders (Also, stated on the Basis of $1,000 Original
Certificate
       Principal Amount).

1.     Total Class B distributions                            $
 143,918.92

----------------
2.     Class B principal distributions                        $
          0

----------------
3.     Class B interest distributions                         $
 143,918.92

----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $
          0

----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $
24,324,324.00

----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date
Statement to be duly executed and delivered by its respective duly authorized officer on this 9th day of December, 1996.



                                          AMERICAN EXPRESS TRAVEL
RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman

-----------------------------
                                              Name:    Jay
Stevelman
                                             Title: